Fair Value Measurement Using Level 3 Inputs (Details) (USD $)	Derivative Liabilities	Total.
Balance of Derivative liabilities at Jan. 31, 2013	$ 0	$ 0
Purchases, issuances and settlements	268,563	268,563
Total (gains) or losses (realized/unrealized) included in consolidated statements of operations	(54,513)	(54,513)
Transfers in and/or out of Level 3	0	0
Balance of Derivative liabilities, at Jan. 31, 2014	$ 214,050	$ 214,050